UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant To Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                               CITY NETWORK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                               CITY NETWORK, INC.

                    2F-1, NO. 16, JIAN BA ROAD, CHUNG HO CITY
                         TAIPEI COUNTY 235, TAIWAN, ROC

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 27, 2005

                                   ----------

TO THE STOCKHOLDERS OF CITY NETWORK, INC:

     The Annual Meeting of the Stockholders of City Network, Inc., a Nevada corporation (the "Company", "CSN", "we", "us" or "our"), will be held on December 27, 2005, at 10:00 a.m. (local time), at B2F. No. 726, Jhongjheng Rd., Jhonghe City, Taipei County 235, Taiwan, ROC [Chinese address provided] for the following purposes:

     1. To elect eleven (11) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

     2. To ratify the appointment of Lichter, Yu & Associates as the Company's independent auditors; and

     3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

     Stockholders of record at the close of business on December 2, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

     All stockholders are cordially invited to attend the meeting. Whether or not expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. A return envelope is enclosed for your convenience. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof.

                                By Order of the Board of Directors,


                                /s/ Tiao-Tsan "Andy" Lai
                                -------------------------------------
                                Tiao-Tsan "Andy" Lai
                                Chairman, President and Chief Executive Officer

Dated: December 5, 2005

                               CITY NETWORK, INC.

                    2F-1, NO. 16, JIAN BA ROAD, CHUNG HO CITY
                         TAIPEI COUNTY 235, TAIWAN, ROC

                                   ----------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 27, 2005

                                   ----------

                                  INTRODUCTION

     Your proxy is solicited by the Board of Directors of City Network, Inc., a Nevada corporation (the "Company", "CSN", "we", "us" or "our"), for use at the Annual Meeting of Stockholders to be held on December 27, 2005, at 10:00 a.m. (local time), at B2F. No. 726, Jhongjheng Rd., Jhonghe City, Taipei County 235, Taiwan, ROC [Chinese address provided], and at any adjournment or postponement thereof (the "Annual Meeting"), for the following purposes:

     1. To elect eleven (11) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

     2. To ratify the appointment of Lichter, Yu & Associates as the Company's independent auditors; and

     3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors has set December 2, 2005 as the record date (the "Record Date") to determine those holders of common stock, par value $0.0001 per share, of the Company ("Common Stock") who are entitled to notice of, and to vote at the Annual Meeting. A list of the stockholders entitled to vote at the meeting may be examined at the Company's office during the 10-day period preceding the meeting.

     The Company expects that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders on or about December 5, 2005.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

     You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 32,967,183 shares of Common Stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on matters presented at the Annual Meeting.

HOW DO I VOTE BY PROXY?

     Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

     The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

     The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. A proxy card may be revoked by a stockholder at any time before its exercise at the Annual Meeting by giving our Secretary a written notice revoking your proxy card or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

     Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

HOW ARE VOTES COUNTED?

     We will hold the Annual Meeting if holders of a majority of the shares of Common Stock entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

     The election of directors under proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting, provided a quorum exists. Proposal 2 shall be approved upon the affirmative vote of a majority of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting, provided a quorum exists. Because an affirmative vote of a majority of the Common Stock presented in person or represented to vote is required to approve Proposal 2, abstentions will have the same effect as a vote "against" the proposal. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

     Brokers holding shares of the Common Stock in street name who do not receive instructions from the beneficial owners of those shares are entitled to vote on "routine" proposals such as the election of directors and the ratification of the Company's independent auditors. Under The American Stock Exchange rules, however, brokers who do not receive instructions from the beneficial owners of such shares are not entitled to vote on "non-routine" proposals such as amending and restating the Company's current bylaws and will, therefore, have no legal effect on the vote of that particular matter. This is called a "broker non-vote."

WHO PAYS FOR THIS PROXY SOLICITATION?

     We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.

WHY IS CITY NETWORK SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?

     Proposal No. 1: The General Corporation Law of Nevada and the listing standards of the American Stock Exchange require corporations to hold elections for directors each year.

     Proposal No. 2: The Company appointed Lichter, Yu & Associates to serve as the Company's independent auditors during the 2005 fiscal year. The Company elects to have its stockholders ratify such appointment.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     Stockholders entitled to notice of, and to vote at the Annual Meeting and any adjournment or postponement thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 32,967,183 shares of Common Stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth as of December 2, 2005 the number of shares of our Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company's Common Stock;
(ii) each director and nominee for election to the Board of Directors; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

                                                                    Percent of
                                           Number of Shares        Common Stock
                                             Beneficially          Beneficially
        Name and Address (1)                    Owned (2)             Owned
        --------------------                    ---------             -----

Tiao-Tsan "Andy" Lai                           2,000,000               7.3%
Yun-Yi "Stella" Tseng                            844,000               3.1%
Alice Chen                                        66,000                 *
I-Min Ou                                          25,000                 *
Chin-Yuan Liao                                    50,000                 *
Mei-Chu Lai                                      648,000               2.4%
Kao-Yu Hung                                    1,161,000               4.2%
Chung-Chieh "Kevin" Lin                                0                 *
Yong Su                                                0                 *
Pi-Liang Liu                                           0                 *
All officers and directors as
 a group (10 persons)                          4,794,000              17.4%

----------
*    Indicates less than one percent.

(1) The address of each holder is c/o City Network, Inc., 2F-1, No. 16, Jian Ba Road, Chung Ho City, Taipei County 235, Taiwan, ROC.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all Common Stock shares shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the "Currently Exercisable Options"). Each beneficial owner's percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The Board of Directors have nominated eleven (11) persons to stand for election at the Annual Meeting. If elected at the Annual Meeting, each nominee will hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

                                    NOMINEES

     Set forth below are the names, age and position of each nominee for director of the Company followed by a summary of each nominee's background and principal occupations.

       Name                      Age                      Title                          Director Since
       ----                      ---                      -----                          --------------
Tiao-Tsan "Andy" Lai              43       Chairman, Director, President and              October 1994
                                           Chief Executive Officer
Yun-Yi "Stella" Tseng             45       Chief Financial Officer and Director           November 2004
Alice Chen                        41       Vice President and Director                    November 2002
I-Min Ou                          36       Director, Manager - Technology Department      October 2002
Chin-Yuan Liao                    33       Director, Manager - Engineering Department     October 2002
Mei-Chu Lai (1)                   38       Independent Director                           October 2002
Kao-Yu Hung (1) (2) (3)           46       Independent Director                           October 2002
Chung-Chieh "Kevin" Lin (2) (3)   45       Independent Director                           September 2004
Yong Su (2) (3)                   50       Independent Director                           November 2004
Pi-Liang Liu (1)                  65       Independent Director                           September 2004
Chun-Chih Chen                    35       Independent Director                           Nominee

----------
(1)  Member of Audit Committee
(2)  Member of Nominating Committee
(3)  Member of Compensation Committee


     Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships between or among any of the executive officers or directors of the Company. Chun-Chih Chen was recommended to be a director nominee to the Nominating Committee by Tiao-Tsan Lai. Mr. Chen was nominated to be a director by the Company's Board of Directors on the recommendation of Nominating Committee.

                         INFORMATION ABOUT THE NOMINEES

     TIAO-TSAN "ANDY" LAI has been Chairman, President and Director of the Company (and its predecessors) since October 1994. As a pioneer in the network equipment market he was the first entrepreneur to bring Home PNA, a group of companies working to develop and ensure adoption of one standard for high speed networking over existing inside phone lines, to Taiwan, China and Asia. With Mr. Lai's guidance, the Company implemented Home PNA in a winning design for an Internet Service Model for the Taipei city government in 1998. In 1999, Mr. Lai also procured an open tender for a Home PNA project with Korea Telecom. From 1999 to the present, the Company has had its products approved for purchase and sale by China Telecom, Taiwan's HiNet, Japan OCC and Finland Telecom. In addition, Mr. Lai established business projects with Shanghai Telecom, Fujian Telecom and Guang Dong Telecom. In October, 2000, Mr. Lai was presented the

"Excellent Manager" industry award in Taiwan for outstanding service as Chairman of the Company. In June 2002, Mr. Lai was also awarded the "The Excellent Alumnus" award for his success in business beyond graduation from the Taiwan National Military Academy. Mr. Lai holds an MBA degree from the University of St. Thomas in Minnesota, USA, and a bachelor's degree in business from Metropolitan University in Minnesota, USA.

     YUN-YI "STELLA" TSENG has been the Chief Financial Officer and a Director of the Board of City Network since November 2004. In 1998, Ms. Tseng established the asset management and financial consulting group called Chief Securities Investment Consulting Co. Ltd., where she was the chairman until December 2003. Over the course of five years, Ms. Tseng gradually developed Chief Securities Investment Inc. into a Taiwanese nation-wide operation with more than ten branch offices and over 400 employees. Furthermore, Ms. Tseng has participated in the financing of numerous private and public companies both in Taiwan and abroad. She is an experienced financial planner and experienced in company finance, accounting and auditing. In 2003, Ms. Tseng helped found Hyo-On Biotechnology Corp. Since then, she has been a director of Hyo-On Biotechnology Corp. and is primarily responsible for strategic growth and financial development. Ms. Tseng graduated from Shih-Hsin University in Taipei, Taiwan with a degree in Communications and Journalism

     ALICE CHEN has been Vice President and a Director of the Company since November 2002. Ms. Chen has been Vice General Manager of Sales and Marketing and a Director of City Network, Inc.-Taiwan, a subsidiary of the Company, since January 1999. Ms. Chen's duty is to implement and develop the Company's worldwide sales and marketing plan. Before joining the Company, Ms. Chen had ten years experience working for the Taiwanese National Security Agency as a national policy analyst. Additionally, Ms. Chen spent three years working as head of sales and marketing for a Taiwanese public company. Ms. Chen possesses a degree in Legal Policy from a government university in the Republic of China.

     I-MIN OU has been Manager of the Technology Department and a Director of the Company since October 2002. From February 2001 to October 2002, Mr. Ou served as a Manager of the Tongnan Technology Company. From June 1999 to January 2001, he served as a Manager of the Gulite Technology Company. From February 1998 to May 1999, Mr. Ou was a Manager for the Hueng Kwuo Technology Company. From 1991 to 1997, he served as a Manager of the Ikuani Technology Company. Since graduating with a bachelor's degree in Electrical Engineering from the Tung Nan Institute of Technology in July 1991, I-Min Ou has been primarily engaged in the electronics engineering and computer automation industry.

     CHIN-YUAN LIAO has been a Director and Manager of the Engineering Department since October 2002. From January 2000 to October 2002, Mr. Liao served as Manager of the Engineering Department for City Network, Inc.-Taiwan. Previously, he was a Manager with A Best Information Technology, Inc., a network technology company, from 1998 to 2000. Mr. Liao received a bachelor's degree in electrical engineering from the Oriental Institute of Technology in 1996.

     MEI-CHU LAI has been a Director of the Company since October 2002. In 1992, Ms. Lai began her career serving four years as an accountant and finance department chief for New Land Developers Co. Ltd. Ms. Lai has been working for ING Antai since 1996 and is currently a financial safety planner responsible for the asset management, financial advisory, inheritance taxation and tax planning of major company clients. She was promoted at ING Antai to the position of Division Supervisor in 1997 and then took the post of Assistant General Manager in 2001. Ms. Lai graduated from the Department of International Trading at Ming Chuan University in 1991. Ms. Lai currently serves on the Company's audit committee.

     KAO-YU HUNG has been a Director of the Company since October 2002. Ms. Hung specializes in import and export customs and regulations of many countries around the world as well as corporate financial reporting, accounting and auditing. In 1983, Ms. Hung personally founded her own trading, customs and product transport company called Ce Young Customs Brokerage Co., Ltd. For the past 20 years, Ms. Hung has managed and directed the development of Ce Young Customs Brokerage Co, Ltd., developing the business into a profitable and well-known brand name in Taiwan and throughout Asia. From 1980 to 1983, she was employed by Min Hwa Inc., working as the company's General Manager supervising the handling of customs brokerage-related sales finance, taxation and accounting. She graduated from Hsing Wu College in 1978 with majors in international trading and business administration. Ms. Hung currently serves on the Company's audit committee.

     CHUNG-CHIEH "KEVIN" LIN has been a Director of the Company since September 2004. Since April 1999, Mr. Lin has been the chairman of Chun-Yang Investment Co., Ltd., an investment company involved in corporate finance and securities consulting, and chairman of Sino-Freeze Biotechnology Co., Ltd. since February 2003. Mr. Lin has also been involved in venture capital and strategic investments and has invested in, developed and managed more than fifteen public and private companies in Taiwan and China. Mr. Lin's investment experience has been particularly in the biotech and electronics industries. Mr. Lin has a degree in Civil Engineering from Tamkang University.

     YONG SU has been a Director of the Company since November 2004. Mr. Su is currently a professor at the Business Administration Department at Fudan University and director of the Business Administration Department of the university's advanced studies and post-graduate program. He has worked for many companies as a corporate consultant, utilizing his expertise in corporate strategies planning, corporate culture management, company organization and marketing to provide operational guidelines and strategies. Mr. Su graduated from Fudan University in 1986 with a master's degree in Cultural History and acquired a doctorate degree in Economics from Fudan University in 1994, whereupon he took a teaching position at the university immediately following his graduation. He is the author of over fifty journal articles and industry essays.

     PI-LIANG LIU has been a Director of the Company since September 2004. He is currently a director of Mega Financial Holding Company and Resident Supervisor at Chiao Tung Bank. He was the CEO of the Southern Taiwan Joint Services Center of the Executive Yuan of Taiwan from 1999 to 2001. From 1997 to 1999, he held the position of Secretary General at the Legislative Yuan of Taiwan's parliament. From 1991 to 1997, Mr. Liu was an Advisor and Director of the Liaison Office with the governing administration's cabinet for the Executive Yuan of Taiwan. He has also served at the post of Chairman of the Budget Committee for the Legislative Yuan of Taiwan. Mr. Liu obtained his master's degree in Arts from the School of Industrial Education at Northeastern Missouri State University in 1988. He was an Invited Researcher at the School of Public Administration of the University of Southern California in 1986. He obtained a bachelor's degree in law from the School of Law at the National Taiwan University in 1964. Also, he is an author of books such as Research on Developing Countries' Government Budgeting System and Research on Modern Democratic Governments' Budgeting Systems. Mr. Liu currently serves on the Company's audit committee.

     CHUN-CHIH CHEN is a nominee to our Board of Directors. He has been a Certified Public Accountant of Gu-Da Certified Public Accountant Company since August 1988. His responsibilities include preparing certified financial statements, and tax statements for Companies and individuals. From July 1985 to June 1987, Mr. Chen worked as an auditor for Wei-Shi Certified Public Accountant's Company. Mr. Chen received a Bachelor's degree in International Trade from Vanung University in 1981.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Throughout the history of the Company, certain members of our board of directors and general management have made loans to the Company to cover operating expenses or operating deficiencies. Such loans are repaid by the Company without interest.

     As of December 31, 2004, the Company had a non interest-bearing loan from Tiao-Tsan Lai, the Chairman, President and Chief Executive Officer of the Company, in the amount of $73,827.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act, as amended, requires the executive officers and directors of the Company and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons also are required to furnish our company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such forms received by it, we believe that all other
Section 16(a) filing requirements applicable to the reporting persons were complied with by such persons during 2004 except that each of Yun-Yi Tseng, Chung-Chieh Lin, Yong Su and Pi-Lian Liu did not file a Form 3 in connection with his or her appointment as an executive officer or director of our company in 2004.

                       MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors held 4 meetings during the ten month period ended December 31, 2004. No director attended less than 75% of the meetings of the Board and any committee of which the director was a member. We do not have a policy with regard to Board members' attendance at annual meetings of stockholders. Prior to our listing on The American Stock Exchange, we did not hold any stockholders meetings.

                                BOARD COMMITTEES

     The Board of Directors has a Compensation Committee, a Nominating Committee and an Audit Committee.

                             COMPENSATION COMMITTEE

     The Compensation Committee was established on May 4, 2005. The members of the Compensation Committee are Chung-Chieh Lin, Kao-Yu Hung and Yong Su, with Chung-Chieh Lin serving as the chairman of the Compensation Committee. Each of the above-listed compensation committee members were or are considered "independent" under Section 121(A) (as currently applicable to the Company) of the listing standards of The American Stock Exchange, as determined by the Board of Directors. The Compensation Committee held no meetings in the ten month period ended December 31, 2004 since was not formed until May 4, 2005.

     The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our officers, including our Chief Executive Officer, and employees and administers our stock option plans.

                              NOMINATING COMMITTEE

     The Nominating Committee was established on May 4, 2005. The purpose of the Nominating Committee is to assist the Board of Directors in identifying qualified individuals to become board members, in determining the composition of the Board of Directors and in monitoring the process to assess Board effectiveness. The Nominating Committee held no meetings in the ten month period ended December 31, 2004 since it was not formed until May 4, 2005.

     The Nominating Committee consists of three directors, each of whom meets the independence requirements and standards currently established by the American Stock Exchange. The members of the Nominating Committee are Chung-Chieh Lin, Kao-Yu Hung and Yong Su, with Chung-Chieh Lin serving as the chairman of the Nominating Committee. Each of the above-listed nominating committee members were or are considered "independent" under Section 121(A) (as currently applicable to the Company) of the listing standards of The American Stock Exchange, as determined by the Board of Directors.

     The Nominating Committee operates under a written charter, a copy of which is attached hereto as Appendix A. Although it has not done so in the past, the Nominating Committee may retain search firms to assist in identifying suitable director candidates.

     The Nominating Committee will consider director candidates recommended by security holders. Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be "independent", as such term is defined in the American Stock Exchange Rules and applicable SEC regulations. Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating Committee at the following address: Nominating Committee of the Board of Directors, c/o City Network, Inc., 2F-1, No. 16, Jian Ba Road, Chung Ho City, Taipei County 235, Taiwan, ROC. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating Committee, and/or any other method the Nominating Committee deems appropriate, which may, but need not, include a questionnaire. The Nominating Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee.

                                 AUDIT COMMITTEE

     The Board of Directors adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix B. The Audit Committee's charter states that the responsibilities of the Audit Committee shall include:

     * reviewing the Company's charter, annual report to stockholders and reports submitted to the SEC;
     * naming the Company's independent auditors, confirming and reviewing their independence, and approving their fees;
     *    reviewing the independent auditors' performance;
     * considering the independent auditors' judgments about the Company's accounting principals;
     * considering and approving major changes to the Company's auditing and accounting principals;
     * establishing reporting systems to the committee by management and the independent auditors regarding management's significant judgments in preparing financial statements;
     * following an audit, reviewing significant difficulties encountered during the audit;
     * reviewing significant disagreements among management and the independent auditors in the preparation of the Company's financial statements;
     * reviewing the extent to which improvements in financial or accounting practices approved by the committee have been implemented; and
     * Review with counsel any legal matters that could have a significant impact on the Company's financial statements.

     The Audit Committee met one time during the ten months ended December 31, 2004.

     The members of the Audit Committee are Mei-Chu Lai, Kao-Yu Hung and Pi-Liang Liu. All of the above-listed audit committee members were or are considered "independent" under Section 121(B) (as currently applicable to the Company) of the listing standards of The American Stock Exchange, as determined by the Board of Directors. The audit committee engages our independent accountants and reviews with the independent accountants the scope and results of audits, our internal accounting controls and audit practices and professional services rendered to us by our independent accountants.

     The Board of Directors has determined that we have at least one audit committee financial expert, as defined in the Exchange Act, serving on our audit committee. Pi-Liang Liu is the "audit committee financial expert" and is an independent member of the Board of Directors.

                        REPORT OF THE AUDIT COMMITTEE (1)

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the committee are "independent" as required by applicable listing standards of the American Stock Exchange. The Committee operates pursuant to a Charter that was approved by the Board. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of this oversight function, the Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as currently in effect. Finally, the Committee has received written disclosures and the letter from the independent auditors required by Independence Standard Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's consideration and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

     Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the ten month period ended December 31, 2004, as filed with the Securities and Exchange Commission.

The Audit Committee

Kao-Yu Hung
Mei-Chu Lai
Pi-Liang Liu

     (1) The material in the above Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

              STOCKHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS.

     The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Secretary of the Company, c/o City Network, Inc., 2F-1, No. 16, Jian Ba Road, Chung Ho City, Taipei County 235, Taiwan, ROC. Any such communication must state the number of shares of Common Stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom communication is directed unless the communication is clearly of a marketing nature or is inappropriate, in which case we have the authority to discard the communication or taking appropriate legal action regarding the communication.

                                 CODE OF ETHICS

     We adopted a code of ethics that applies to our Chief Executive Officer and Chief Financial Officer, and other persons who perform similar functions. A copy of our Code of Ethics is filed as an exhibit to our most recent Annual Report on Form 10-KSB for the ten month ended December 31, 2004. A written copy of the Code will be provided upon request at no charge by writing to our Chief Financial Officer, City Network, Inc., 2F-1, No. 16, Jian Ba Road, Chung Ho City, Taipei County 235, Taiwan, ROC. Our Code of Ethics is intended to be a codification of the business and ethical principles which guide us, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this Code.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during each of the Company's last three fiscal years to each named executive officer. No other executive officer received a total annual salary and bonus exceeding USD$100,000 in the Company's last three fiscal years.

                           Annual Compensation

                    `              Fiscal
     Name/Principal Position        Year            Salary($)     Bonus ($)
     -----------------------        ----            ---------     ---------
     Tiao-Tsan "Andy" Lai           2004 (1)        $26,000       $2,600
                                    2003            $31,200       $2,600
                                    2002            $31,200       $2,600

----------
(1) On December 16, 2004, the Company changed its fiscal year from February 29 to December 31. The compensation disclosed is for the ten month period ended December 31, 2004.

OPTION GRANTS IN LAST FISCAL YEAR

     None of our executive officers received any stock options in the ten month period ended December 31, 2004.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR

     There were no stock options outstanding in the ten month period ended December 31, 2004.

EQUITY COMPENSATION PLAN INFORMATION

     We do not have an equity compensation plan under which options, warrants or rights are authorized for issuance to employees or non-employees. We have not issued any options, warrants or rights under any individual compensation arrangement.

DIRECTORS' COMPENSATION

     Our directors do not receive any compensation for serving on the Board of Directors.

EMPLOYMENT CONTRACTS

     We have entered into our standard employment contracts with Tiao-Tsan "Andy" Lai, Alice Chen, I-Min Ou and Chin-Yuan Liao. Our standard employment contract sets the employee's salary, benefits and bonus compensation. The contract provides that the employment is at will.

                                  REQUIRED VOTE

     Election of the directors requires the vote of a plurality of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting, provided a quorum exists.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
           THE ELEVEN NOMINEES FOR DIRECTOR SET FORTH HEREIN.

                                   PROPOSAL 2

                     RATIFICATION OF THE APPOINTMENT OF THE
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Lichter, Yu & Associates has served as our independent auditors since 2002 and the Board of Directors has appointed Lichter, Yu & Associates as our independent auditors for the current fiscal year. A representative from Lichter, Yu & Associates or its ROC cooperation partner is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.

AUDIT FEES

     This category includes aggregate fees billed by our independent auditors for the audit of our annual financial statements, audit of management's assessment and effectiveness of internal controls over financial reporting, review of financial statements included in our quarterly reports on Form 10-QSB and services that are normally provided by the auditor in connection with statutory and regulatory filings for those fiscal years.

     Audit fees billed to the Company by Lichter, Yu & Associates for its audit of the Company's annual financial statements for the ten month period ended December 31, 2004 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the SEC for that ten month period totaled approximately $66,500. Audit fees billed to the Company by Lichter, Yu & Associates., for the audit of the Company's annual financial statements for the fiscal year ended February 29, 2004 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the SEC for that fiscal year totaled approximately $66,530.

AUDIT-RELATED FEES

     This category consists of services by our independent auditors that, including accounting consultations on transaction related matters, are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees. Audit related fees billed to the Company by Lichter, Yu & Associates for the fiscal year ended February 29, 2004 totaled approximately $5,000. There were no audit related fees for the ten month period ended December 31, 2004.

TAX FEES

     This category consists of professional services rendered for tax compliance and preparation of our corporate tax returns and other tax advice. Tax fees billed to the Company by Lichter, Yu & Associates for the ten month period ended December 31, 2004 totaled approximately $3,000. Tax fees billed to the Company by Lichter, Yu & Associates for the fiscal year ended February 29, 2004 totaled approximately $3,500.

ALL OTHER FEES

     There are no other fees to disclose.

AUDIT COMMITTEE PRE-APPROVAL POLICY

     The Audit Committee does not currently have any pre-approval policies.

                                  REQUIRED VOTE

     Ratification of the appointment of the independent public accounts requires the affirmative vote of a majority of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting, provided a quorum exists.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

                                  MISCELLANEOUS

                           2006 STOCKHOLDER PROPOSALS

     Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's bylaws. The Company's bylaws do not contain such an advance notice provision.

     The Annual Meeting of Stockholders for the fiscal year ending December 31, 2006 is expected to be held in December 2006. Proxy statement and form of proxy will be sent to stockholders in an initial mailing on or about December 5, 2006. Proposals of stockholders pursuant to Rule 14a-8 of the Exchange Act intended to be presented at our 2006 Annual Meeting of Stockholders must be received by us no later than August 4, 2006. Such proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

     A stockholder who wishes to make a proposal at our 2006 Annual Meeting of Stockholders without including the proposal in the Company's proxy statement and form of proxy for such meeting must notify the Company no later than October 20, 2006. Under our current bylaws, for the Company's 2006 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company, on or before October 20, 2006 and include as to each matter the stockholder wishes to be brought before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the company which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

     Enclosed with this proxy statement you will find our Amended No. 1 to the Annual Report on Form 10-KSB filed on July 6, 2005, and our Annual Report on Form 10-KSB filed on April 15, 2005.

                                 OTHER BUSINESS

     Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

                               By Order of the Board of Directors


                               /s/ Tiao-Tsan "Andy" Lai
                               -----------------------------------------
                               Tiao-Tsan "Andy" Lai
                               Chairman, President and Chief Executive Officer

                               December 5, 2005

                                   APPENDIX A

                          NOMINATING COMMITTEE CHARTER

                                       OF

                               CITY NETWORK, INC.

     The Nominating Committee of the Board of Directors of City Network, Inc. (the "Board") shall consist of a minimum of three directors, each of which shall meet the independence requirements and standards established from time to time by the American Stock Exchange, or which directors shall constitute the majority of the directors of the Board meeting the independence requirements and standards established from time to time by the American Stock Exchange. The Board shall designate one member of the Nominating Committee to be the Chairperson. The Nominating Committee shall meet at least once a year.

     The purpose of the Nominating Committee shall be to assist the Board in identifying qualified individuals to become board members, in determining the composition of the Board and in monitoring a process to assess Board effectiveness.

     In furtherance of this purpose, the Nominating Committee shall have the following authority and responsibilities:

     1. Make recommendations to the Board regarding the size and composition of the Board, establish procedures for the nomination process and screen and recommend candidates for election to the Board.

     2. Review with the Board from time to time the appropriate skills and characteristics required of Board members.

     3. Establish and administer a periodic assessment procedure relating to the performance of the Board as a whole and its individual members.

     4.   Review and assess the adequacy of this charter annually.

     The Nominating Committee shall have the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion.

     Notwithstanding anything to the contrary in this charter, if permitted by applicable SEC and stock exchange laws and regulations in effect from time to time, one director who (i) is not independent as defined under applicable stock exchange rules, and (ii) is not a current employee or an immediate family member (as defined under applicable stock exchange rules) of such employee, may be appointed to the Nominating Committee if the Board, under exceptional and limited circumstances, determines that membership on the Nominating Committee by the individual is required in the best interests of the Company and its stockholders. In such event, the Board will disclose in the Company's next annual proxy statement (or in its next annual report on SEC Form 10-K, 10-KSB or equivalent if the Company does not file an annual proxy statement), subsequent to such determination, the nature of that director's relationship with the Company and the reasons for that determination. A member appointed under this exception may not serve longer than two years.

     The Nominating Committee will accept recommendations for potential nominees for director from stockholders, directors, officers or employees of the Company. Anyone wishing to recommend an individual for the Board of Directors should forward the name, address and biographical information of a potential nominee to the Nominating Committee of the Board of Directors of c/o City Network, Inc., 2F-1, No. 16, Jian Ba Road, Chung Ho City, Taipei County 235, Taiwan, ROC. The

Nominating Committee will evaluate potential nominee by personal interview, such interview to be conducted by one or more members of the Nominating Committee, and/or any other method the Nominating Committee deems appropriate, which may, but need not, include a questionnaire. The Nominating Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting director for re-election.

     The Nominating Committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as it may deem appropriate in its sole discretion. The Nominating Committee shall have sole authority to approve related fees and retention terms.

     The Nominating Committee shall report its actions and recommendations to the Board after each committee meeting.

                                   APPENDIX B

                             AUDIT COMMITTEE CHARTER

                                       OF

                               CITY NETWORK, INC.

     I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of City Network, Inc.(the "Corporation") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established or may establish; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     Review and appraise the audit efforts of the Corporation's independent auditors.

     Provide an open avenue of communication among the independent auditors, financial and senior management and the Board.

     The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.

     II. COMPOSITION OF THE AUDIT COMMITTEE

     The Audit Committee shall be comprised of three or more members of the Board as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of this Charter, the definition of independent directors will be based on the rules of The American Stock Exchange for audit committees, as amended, modified or supplemented from time to time. All members of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairman of the Audit Committee (the "Chairman") is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.

     III. MEETINGS

     The Audit Committee shall meet from time to time as called by the Chairman or as requested by the independent auditors. The Audit Committee may ask members of management or others to attend meetings of the Audit Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairman shall discuss with management the Corporation's quarterly financial statements consistent with Section IV.4. below. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

     IV. RESPONSIBILITIES AND DUTIES

     The duties of the Audit Committee shall include the following:

     Documents/Reports Review

     1. Review this Charter periodically, but at least annually, and update this Charter as conditions dictate.

     2. Review, prior to its filing or prior to its release, as the case may be, the Corporation's annual report to stockholders.

     3. Review such other reports or other financial information submitted to the Securities and Exchange Commission or the public as the Audit Committee shall deem appropriate. The Chairman may represent the entire Audit Committee for purposes of this review.

     Independent Auditors

     4. Naming the independent auditors for each fiscal year, confirm and assure their independence and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Audit Committee should review and discuss with the auditors all significant relationships which affect the auditors' independence and should receive the written statement from the independent auditors required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time.

     5. Recommend to the Board the advisability of having the independent auditors make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

     6. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

     7. Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

     Financial Reporting Processes

     8. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors or management.

     Process Improvement

     10. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     11. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     12. Review any significant disagreement among management and the independent auditors in connection with the preparation of any of the Corporation's financial statements.

     13. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

     Legal Compliance

     14. Review with the Corporation's counsel any legal matter that could have a significant impact on the Corporation's financial statements.

     Other Responsibilities

     Perform any other activities consistent with this Charter, and the Corporation's Memorandum and Articles of Association, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                               CITY NETWORK, INC.

                            PROXY FOR ANNUAL MEETING

                         TO BE HELD ON DECEMBER 27, 2005


     The undersigned stockholder of City Network, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Tiao-Tsan "Andy" Lai, Yun-Yi "Stella" Tseng and Alice Chen, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. (local time) at B2F. No. 726, Jhongjheng Rd., Jhonghe City, Taipei County 235, Taiwan, ROC [Chinese address provided] on December 27, 2005, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

     The Board of Directors recommends that you vote "FOR" each proposal.

1.

     Elect eleven         1. Tiao-Tsan "Andy" Lai     2. Yun-Yi "Stella" Tseng        3. Alice Chen
     (11) Directors       4. I-Min Ou                 5. Chin-Yuan Liao               6. Mei-Chu Lai
                          7. Kao-Yu Hung              8. Chung-Chieh "Kevin" Lin      9. Yong Su
                         10. Pi-Liang Liu            11. Chun-Chih Chen

     [ ] FOR all nominees listed above (except        [ ] WITHHOLD AUTHORITY to
         those whose names or numbers have been           vote for all nominees
         written on the line below).                      listed above.

         _______________________________________

2. Proposal to ratify the appointment of Lichter, Yu & Associates as the Company's independent auditors.

     [ ] FOR                  [ ] AGAINST           [ ] ABSTAIN

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date:  _____________, 2005

                                _____________________________________________

                                _____________________________________________

                                PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.